SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Soliciting Material Under Rule 14a-12
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials

Palomar Medical Technologies, Inc.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: ———————————————————————————————————————
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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March 15, 2004

Dear Stockholder:

        You are cordially invited to attend the 2004 annual meeting of stockholders of Palomar Medical Technologies, Inc. which will be held on Wednesday, May 12, 2004 at 10:00 a.m. at the Marriott Hotel, One Mall Road, Burlington, Massachusetts 01803 and thereafter as it may be adjourned from time to time.

        At this year’s annual meeting, you will be asked to elect seven (7) directors; ratify the selection of Ernst & Young LLP as our independent auditors for fiscal 2004; vote to approve the Palomar Medical Technologies, Inc. 2004 Stock Incentive Plan; and transact such other business as may properly come before the meeting or any adjournments thereof.

        Details of the matters to be considered at the meeting are contained in the attached notice of annual meeting and proxy statement, which we urge you to consider carefully.

        As a stockholder, your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return your proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States. Alternatively, you may vote through the Internet at www.proxyvote.com or by telephone at 1-800-454-8683. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

        Thank you for your cooperation, continued support and interest in Palomar Medical Technologies, Inc.

Sincerely, Louis P. Valente Chairman

PALOMAR MEDICAL TECHNOLOGIES, INC.
82 Cambridge Street
Burlington, Massachusetts 01803

Notice of the
2004 Annual Meeting of Stockholders

To the stockholders of PALOMAR MEDICAL TECHNOLOGIES, INC.:

    NOTICE IS HEREBY GIVEN that the 2004 annual meeting of stockholders of Palomar Medical Technologies, Inc., a Delaware corporation, will be held on Wednesday, May 12, 2004 at 10:00 a.m. at the Marriott Hotel, One Mall Road, Burlington, Massachusetts 01803 and thereafter as it may be adjourned from time to time for the following purposes:

    1.        To elect seven (7) directors to serve until the 2005 annual meeting of stockholders and until their respective successors are duly elected and qualified;

    2.        To ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2004;

    3.        To vote to approve the Palomar Medical Technologies, Inc. 2004 Stock Incentive Plan; and

    4.        To transact such other business as may properly come before the meeting or any adjournments thereof.

        The board of directors has fixed the close of business on March 15, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

        We hope that all stockholders will be able to attend the meeting in person. In order to assure that a quorum is present at the meeting, please date, sign and promptly return the enclosed proxy card whether or not you expect to attend the meeting. A postage-prepaid envelope has been enclosed for your convenience. Alternatively, you may vote through the Internet at www.proxyvote.com or by telephone at 1-800-454-8683. Should you choose to vote either by the Internet or by telephone, you are not required to complete and mail the enclosed proxy card. If you attend the meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board of Directors Patricia A. Davis Secretary

Burlington, Massachusetts
March 15, 2004

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.

PLEASE FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE BY TELEPHONE OR ON THE INTERNET, IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. the proxy may be revoked at any time prior to exercise, and if you are present at the meeting you may, if you wish, revoke your proxy at that time and exercise the right to vote your shares personally.

–i–

PALOMAR MEDICAL TECHNOLOGIES, INC.
82 Cambridge Street
Burlington, Massachusetts 01803

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 12, 2004

INFORMATION ABOUT THE MEETING

General

        The enclosed proxy is solicited by the board of directors of Palomar Medical Technologies, Inc. for use at the 2004 Annual Meeting of Stockholders to be held on Wednesday, May 12, 2004 at 10:00 a.m. at the Marriott Hotel, One Mall Road, Burlington, Massachusetts 01803, and thereafter as it may be adjourned from time to time.

        We intend to mail this proxy statement, the accompanying form of proxy and annual report on Form 10-K (excluding exhibits) for the fiscal year ended December 31, 2003 to all stockholders entitled to vote on or about March 15, 2004. The costs of soliciting proxies will be borne by us.

Voting Rights and Outstanding Shares

        Only stockholders of record at the close of business on March 15, 2004 will be entitled to vote at the meeting or any adjournments thereof. As of March 9, 2004, 15,481,371 shares of our common stock, $.01 par value, were issued and outstanding. Each share entitles the holder to one vote with respect to all matters submitted to stockholders at the meeting. There is no other class of our voting securities entitled to vote at the meeting.

Quorum Requirement

        To establish a quorum to transact business at the meeting, there must be present at the meeting, in person or by proxy, one-third of the shares of common stock issued, outstanding, and entitled to vote at the meeting. Shares represented by executed proxies received by us will be counted for purposes of establishing a quorum, regardless of how or whether such shares are voted on any specific proposal.

Votes Required to Pass the Proposals

        To be elected, a director must receive a plurality of the votes of the common stock present, in person, or represented by proxy at the annual meeting and entitled to vote on the election of directors. To be approved, the 2004 Stock Incentive Plan must receive a majority of the votes of the common stock present, in person, or represented by proxy at the annual meeting and entitled to vote on the 2004 Stock Incentive Plan.

Methods of Voting

        The shares represented by all properly executed proxies received in time for the meeting will be voted as specified therein. Proxies which are executed but which do not contain any specific instructions will be voted as recommended by us.

        For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote against a matter presented at the meeting.

        Voting by Mail: By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are enabling the individuals named on the proxy card (known as “proxies”) to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting. If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

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        Voting by Telephone: To vote by telephone, please call 1-800-454-8683. If you vote by telephone, you do not need to complete and mail your proxy card.

        Voting by the Internet: To vote on the Internet, please follow the instructions on www.proxyvote.com. If you vote on the Internet, you do not need to complete and mail your proxy card.

        Voting in Person at the Meeting: If you plan to attend the meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. If you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote your shares.

Revoking a Proxy

        Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote in person. The proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the meeting, by giving to the Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the annual meeting and voting in person.

Broker Non-Votes

        In accordance with Delaware law, “broker non-votes” (proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretion to vote) will be treated as present for purposes of determining the presence of a quorum. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors and ratification of auditors. Non-routine matters include matters such as adoption of stock plans.

Transfer Agent

        Our transfer agent, American Stock Transfer & Trust Company, will tabulate votes.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL NO. 1:        ELECTION OF DIRECTORS

        Our directors are elected annually and hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. In general, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the directors then in office. Shares represented by all proxies received by the board of directors and not so marked as to withhold authority to vote for an individual director, or for all directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The board of directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number.

        The following table sets forth certain information concerning each nominee for election as a director. Each of the nominees currently serves as a director.

Name	Age	Positions and Offices with the Company	Director Since

Louis P. Valente	73	Chairman of the Board of Directors	1997

Joseph P. Caruso	45	Director; Chief Executive Officer; President	2001

Jeanne Cohane	57	Director	2000

Jay Delahanty	54	Director	2001

Nicholas P. Economou	55	Director	1997

James G. Martin	68	Director	1997

A. Neil Pappalardo	61	Director	1997

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        LOUIS P. VALENTE. Mr. Valente has served as one of our directors since February 1997 and has served as the chairman of the board of directors since September 1997. From May 1997 to May 2002, he served as our chief executive officer. From 1968 to 1995, Mr. Valente held numerous positions at Perkin Elmer, Inc. (formerly EG&G, Inc.), a provider of drug discovery, research and clinical screening products, services and technologies for the life science industry in addition to products for aerospace, chemical, environmental, medical, photography, security and other global arenas. In 1968, he began his career at EG&G, Inc. as an assistant controller and held executive positions, including corporate treasurer, before becoming senior vice president of EG&G, Inc., presiding over and negotiating acquisitions, mergers and investments. Mr. Valente serves as a director of Medical Information Technology, Inc., MKS Instruments, Inc., SurgiLight, Inc. and Patient Care Technologies, a private company. Mr. Valente is a certified public accountant and a graduate of Bentley College.

        JOSEPH P. CARUSO. Mr. Caruso has served as one of our directors since October 2001, as our chief executive officer since May 2002 and as our president and chief operating officer since May 2001. From 1992 to May 2001, Mr. Caruso served as our vice president and chief financial officer. From 1981 to 1992, Mr. Caruso was a chief financial officer for Massachusetts Electrical Manufacturing Company Inc., a private manufacturing company, and a manager with Pannell Kerr Forster, an international public accounting firm. Mr. Caruso is a certified public accountant and a graduate of Merrimack College.

        JEANNE COHANE. Ms. Cohane has been one of our directors since 2000. Ms. Cohane retired in 2002 from Nantucket Imports, a retail consulting company, where she served as President. From 1995 to 1997 Ms. Cohane served as Managing Director, Crabtree & Evelyn Private Label. From 1991 to 1995 she served as an officer and Vice President Retail Stores for Crabtree & Evelyn. From 1988 to 1991 Ms. Cohane served as Director of U. S. Retail Stores for Crabtree & Evelyn. Crabtree & Evelyn is an international manufacturing and retail company specializing in home and personal products. From 1982 to 1988 Ms. Cohane was President and sole owner of JRC Imports which owned and operated retail stores on the east coast.

        JAY DELAHANTY. Mr. Delahanty has served as one of our directors since May 2001. Since 1992, Mr. Delahanty has been a venture capitalist at DelTech Ventures. From 1980 to 1981 he was a venture capitalist at American Research and Development and from 1981 to 1992, he was a venture capitalist at Morgan, Holland Ventures (now Flagship Ventures). Mr. Delahanty began his career at Arthur D. Little, Inc., as an engineering and management consultant. He also serves as a director of four private technology companies, Promontory Software Technology, Orion’s Belt, SolmeteX, Inc. and U.S. Inspect. Mr. Delahanty holds a B.S. and M.S. in mechanical engineering from MIT and an M.B.A. from Stanford University.

        NICHOLAS P. ECONOMOU. Dr. Economou has served as one of our directors since November 1997. Since October 2002, Dr. Economou has served as the chief executive officer of Confluent Photonics Corporation, a developer and manufacturer of photonic subsystems for the telecommunications and cable TV industries. From August 2000 to January 2002, Dr. Economou served as the chief operating officer of AXSUN Technologies, also a manufacturer of photonic subsystems. From August 1999 to August 2000, Dr. Economou served as chief operating officer of FEI Company, a manufacturer of production and analytical equipment for the semiconductor and data storage industries, and from February 1990 to August 1999, he served as chairman, president and chief executive officer of Micrion Corporation, which merged with FEI in August 1999. He also serves as a director on the boards of several private companies. Dr. Economou received his B.A. in physics from Dartmouth College and his M.A. and Ph.D. in physics from Harvard University.

        JAMES G. MARTIN. Dr. Martin has been one of our directors since June 1997. Since 1995, Dr. Martin has served as the vice president at the Carolinas Medical Center. Since 1993, he has also been the chairman of the Research Development Board of the Carolinas Medical Center. From 1985 until 1993, Dr. Martin was the Governor of North Carolina and from 1973 until 1984, he served as a United States Congressman from North Carolina. Dr. Martin currently serves as a director for Duke Energy Company, Family Dollar, Inc., and aaiPharma, Inc. Dr. Martin has a B.S. in chemistry from Davidson College and a Ph.D. in chemistry from Princeton University.

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        A. NEIL PAPPALARDO. Mr. Pappalardo has served as one of our director since June 1997. Since 1967, he has served as the chief executive officer of Medical Information Technology, Inc., a software company he founded which serves the hospital industry. He also serves on many operational and academic committees at MIT and is a trustee of many non-profit boards in the Boston area. In 1964, Mr. Pappalardo received his B.S. in electrical engineering from MIT.

        All directors will hold office until our 2005 annual meeting of stockholders or special meeting in lieu thereof (and thereafter until their successors have been duly elected and qualified).

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MS. COHANE AND MESSRS. CARUSO, DELAHANTY, ECONOMOU, MARTIN, PAPPALARDO AND VALENTE AS OUR DIRECTORS.

PROPOSAL NO. 2:     RATIFICATION OF SELECTION OF AUDITORS

        The audit committee has appointed Ernst & Young LLP, independent auditors, to audit our financial statements for the year ended December 31, 2004. Ernst & Young has served as our independent auditors since June 28, 2002. Arthur Andersen LLP served as our independent auditors until June 28, 2002.

        Appointment of our independent auditors is not required to be submitted to a vote of our stockholders for ratification. However, the audit committee has recommended that the board of directors submit this matter to our stockholders as a matter of good corporate practice, which the board of directors is doing.

        If the stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain Ernst & Young, and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the audit committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our best interests and our stockholders.

        A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement and is expected to be available to answer appropriate questions.

Changes in Accountants

        On June 28, 2002, our audit committee of the board of directors dismissed the independent accountants, Arthur Andersen LLP. Our audit committee is responsible for the selection and replacement of our independent accountants.

        The report of Arthur Andersen on the financial statements for the year ended December 31, 2001 contained a modification noting that there was substantial doubt about our ability to continue as a going concern. The report of Arthur Andersen on the financial statements for the year ended December 31, 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

        In connection with the audits for fiscal years 2000 and 2001 and up through June 28, 2002, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen would have caused them to make reference thereto in their report on the financial statements for such years.

        During the fiscal years 2000 and 2001 and up through June 28, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

        We requested that Arthur Andersen furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is attached as exhibit 16 to the Current Report on Form 8-K, filed with the SEC on June 28, 2002.

        We engaged Ernst and Young LLP as our new independent accountants as of June 28, 2002. During the fiscal years 2000 and 2001 and up through June 28, 2002, we did not consult with Ernst and Young regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and either written a report that was provided to us or the provision of oral advice that Ernst and Young concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as the term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

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Independent Auditor Fees

        The following is a summary of the fees billed to us by Arthur Andersen for services rendered prior to its dismissal and fees billed by Ernst & Young and KPMG since its engagement for professional services rendered for the fiscal years ended December 31, 2003 and December 31, 2002:

		Fiscal 2002
Fee Category	Fiscal 2003 Fees Ernst & Young	Ernst & Young	Arthur Andersen
Audit Fees (1)	$162,750	$116,300	$10,000
Audit-Related Fees (2)	12,000	12,000	--
Tax Fees (3)	52,000	32,500	--
All Other Fees (4)	1,500	1,500	6,715

Total Fees	$228,250	$162,300	$16,715

(1)

Audit Fees consist of aggregate fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2003 and December 31, 2002, respectively.

(2)	Audit-Related Fees consist of $12,000 for each annual 401K audit for the fiscal years ended December 31, 2003 and December 31, 2002.

(3)

Tax Fees consist of aggregate fees billed for professional services for tax compliance, tax advice and tax planning. Tax fees included professional services provided for preparation of federal and state tax returns.

(4)	All Other Fees consist of fees billed for subscription to an accounting research tool provided by the independent auditor.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO RATIFY ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR FISCAL 2004.

PROPOSAL NO. 3:    APPROVAL OF THE PALOMAR MEDICAL TECHNOLOGIES, INC.,
2004 STOCK INCENTIVE PLAN

        Our board of directors believes that stock awards are an important incentive to attract and retain skilled employees and that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating these key personnel. As of December 31, 2003, 1,414 shares of common stock remained available for future grants under the 1995 Incentive and Nonqualified Stock Option Plan, 11,066 shares of common stock remained available for future grants under the 1996 Incentive and Nonqualified Stock Option Plan and 48,571 shares of common stock remained available for future grants under the 1998 Incentive and Nonqualified Stock Option Plan. Our board of directors believes that the shares remaining available for future option grants under these Incentive and Nonqualified Stock Option Plans are insufficient for such purposes.

        On February 3, 2004, our board of directors adopted the 2004 Stock Incentive Plan and is submitting it to our stockholders for approval. A total of 4,000,000 shares of our common stock is reserved for issuance under the 2004 Stock Incentive Plan.

Summary of the 2004 Stock Incentive Plan

        The following summary of the 2004 Stock Incentive Plan is qualified in its entirety by reference to the 2004 Stock Incentive Plan, a copy of which is attached as Appendix A to this proxy statement.

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The 2004 Stock Incentive Plan terminates on the tenth anniversary of its adoption, unless it is earlier terminated by our board. The 2004 Stock Incentive Plan authorizes:
•	the grant of options to purchase common stock intended to qualify as incentive stock options,

•	the grant of stock options not intended to qualify as incentive stock options,

•	rights to purchase restricted and unrestricted shares of our common stock,

•	awards to acquire shares of our common stock pursuant to certain terms and conditions,

•	rights to receive cash payments based on, or measured by, appreciation in the market price of our common stock, and

•	awards entitling the recipient to acquire shares of our common stock upon attainment of specified performance goals.

        The 2004 Stock Incentive Plan is administered by a committee of our board consisting of at least two members who qualify as “outside directors” under Section 162(m) of the Internal Revenue Code. The committee administering the 2004 Stock Incentive Plan selects the individuals to whom options are granted and determines the option exercise price and other terms of each award, subject to the provisions of the 2004 Stock Incentive Plan.

        Awards may be granted under the 2004 Stock Incentive Plan to officers, directors, employees, consultants and other individuals who render services to us. Incentive options may be granted under the 2004 Stock Incentive Plan to our officers and other employees. As of March 15, 2004, approximately 5 non-employee directors, 3 executive officers and approximately 120 non-officer employees were eligible to participate in the 2004 Stock Incentive Plan.

Incentive Options and Nonqualified Options

        The exercise price of incentive options granted under the 2004 Stock Incentive Plan must be at least equal to the fair market value of the common stock on the date of grant (110% in the case of an optionee who owns stock possessing more than 10% of the voting power of our outstanding capital stock).

        Incentive options may not extend for more than ten years from the date of grant (five years in the case of an optionee who owns stock possessing more than 10% of the voting power of our outstanding capital stock). The aggregate fair market value (based on our closing bid price per share on the date of grant) of shares issuable pursuant to incentive options, which first become exercisable by an employee or officer in any calendar year may not exceed $100,000. In no event may any person be granted options under the 2004 Stock Incentive Plan in any calendar year to purchase more than 500,000 shares of our common stock.

        Options are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the optionee’s lifetime, only by the optionee. The committee in its discretion may determine the conditions with respect to termination of any nonqualified options granted under the 2004 Stock Incentive Plan.

    Incentive options generally may not be exercised:

•	ninety days after termination by us with or without cause,

•	ninety days after voluntary termination by the optionee,

•	ninety days after retirement of the optionee;

•	one year after the permanent disability of the optionee, and

•	two years after the death of the optionee.

Payment of the exercise price may be made:
•	with cash, certified or bank check or other instrument acceptable by the committee,

•	with the committee’s consent, shares of our common stock that are not subject to restrictions having a fair market value equal to the option price for such shares,

•	with the committee’s consent, an exercise notice with irrevocable instructions to a broker to promptly deliver cash or a check payable to us to pay the purchase price, or

•	with the committee’s consent, reduction of the number of shares of our common stock otherwise issuable to the optionee upon the exercise of the stock option by a number of shares of our common stock having a fair market value equal to the aggregate exercise price.

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Restricted and Unrestricted Stock Awards

        Restricted stock awards entitle the recipient to acquire shares of our common stock, subject to our right to repurchase all or some of the shares. The committee determines the restrictions and conditions, including continued employment and/or achievement of pre-established performance goals and objectives. Unrestricted stock awards do not have any restrictions.

Restricted Stock Units

        Restricted stock units entitle the recipient to acquire shares of stock pursuant to certain terms and conditions. The committee determines the terms, conditions and restrictions, including vesting, as well as the purchase price.

Performance Share Awards

        The recipient is entitled to acquire shares of our common stock upon the attainment of specified performance goals. The committee determines the performance goals, the periods during which the performance is measured and all other limitations and conditions.

Stock Appreciation Rights

        Stock appreciation rights entitle the holder to receive the appreciation of the fair market value over the exercise price. The committee determines whether it can be exercised for stock, cash or a combination of both.

New Plan Benefits

        The committee may grant awards under the 2004 Stock Incentive Plan on a discretionary basis. Therefore, we are unable to determine the dollar value and number of options that may be received by or allocated to (i) any of our current executive officers, (ii) our current executive officers, as a group, (iii) our current directors who are not executive officers, as a group, and (iv) our employees who are not executive officers, as a group, as a result of the approval of the 2004 Stock Incentive Plan. If the 2004 Stock Incentive Plan had been in effect during fiscal 2003, an indeterminable number of additional shares may have been issued to participants in 2003.

Federal Income Tax Information with Respect to the 2004 Stock Incentive Plan

        The following summarizes certain U.S. federal income tax considerations generally applicable to awards granted under the 2004 Stock Incentive Plan. This summary does not purport to be complete and is based on current provisions of the U.S. federal tax laws and regulations, all of which are subject to change (possibly with retroactive effect) and does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Nonqualified Options

        The grantee of a nonqualified option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a nonqualified option, the difference between the fair market value of the underlying shares of common stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares (which will be long-term capital gain if the shares are held for more than one year). Subject to certain limitations, we may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a nonqualified option.

Incentive Options

        The grantee of an incentive option recognizes no income for federal income tax purposes on the grant thereof. There is no tax upon exercise of an incentive option, but the excess of the fair market value of the underlying shares over the option price at the time of exercise will constitute an item of tax preference for purposes of the alternative minimum tax. If no disposition of shares acquired upon exercise of the option is made by the option holder within two years from the date of the grant of the option and within one year after exercise of the incentive option, any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive option is treated as compensation to the employee taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year).

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        In connection with the sale of the shares covered by incentive options, we are allowed a deduction for tax purposes only to the extent, and at the time, the option holder receives ordinary income (for example, by reason of the sale of shares by the holder of an incentive option within two years of the date of the option grant or one year after the exercise of the option), subject to certain limitations on the deductibility of compensation paid to executives.

Restricted and Unrestricted Stock Awards

        The grantee of a restricted or unrestricted stock award recognizes no income for federal income tax purposes on the grant thereof.

        As a grantee of a restricted stock award recognizes no income for federal income tax purposes upon the receipt of common stock pursuant to that award, unless, as described below, the grantee otherwise elects. Instead, the grantee will recognize ordinary income in an amount equal to the fair market value of the common stock on the date that it is no longer subject to a substantial risk of forfeiture less the amount, if any, the grantee paid for such stock. Such fair market value becomes the basis for the underlying shares and will be used in computing any capital gain or loss upon the disposition of such shares (which will be long-term capital gain if the grantee held the shares for more than one year after the date on which the shares are no longer subject to a substantial risk of forfeiture).

        Alternatively, the grantee of a restricted stock award may elect, pursuant to Section 83(b) of the Internal Revenue Code, within 30 days of the acquisition of common stock pursuant to the restricted stock award, to include in gross income as ordinary income for the year in which the common stock is received, the fair market value of the common stock on the date it is received less the amount, if any, the grantee paid for such stock. Such fair market value will become the basis for the shares and will be used in determining any capital gain or loss upon the disposition of such shares (which will be long-term capital gain if the disposition is more than one year after the date the shares are received). Grantees of restricted stock awards are advised to consult their own tax advisors with regard to elections pursuant to Section 83(b) of the Internal Revenue Code.

        Upon receipt of common stock pursuant to an unrestricted stock award, the grantee will recognize as ordinary income the difference between the fair market value of the common stock less the amount, if any, the grantee paid for such stock. The grantee’s basis in such shares will be equal to the fair market value of the shares on the date of receipt, and this basis will be used in determining any capital gain or loss upon a subsequent disposition of the shares (which will be long-term capital gain if the disposition is more than one year after the date the shares are received).

        Subject to certain limitations, we may deduct an amount equal to the amount recognized by the grantee of a restricted or unrestricted stock award as ordinary income for the year in which such income is recognized.

Restricted Stock Units

        The grantee of a restricted stock unit recognizes no income for federal income tax purposes on the grant thereof. Upon the receipt of common stock pursuant to a restricted stock unit, the federal income tax laws applicable to restricted stock awards, described above, will apply if the stock is restricted stock, and the federal income tax laws applicable to unrestricted stock awards, described above, will apply if the stock is unrestricted common stock.

Performance Share Awards

        The federal income tax laws applicable to performance share awards are the same as those applicable to restricted stock awards, described above.

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Stock Appreciation Rights

        The grantee of a stock appreciation right recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a stock appreciation right, the grantee will recognize as ordinary income the difference between the fair market value of our common stock on the date of exercise and the exercise price of the stock appreciation right, multiplied by the number of shares of common stock subject to the stock appreciation right. If the grantee of a stock appreciation right does not exercise such right, the grantee will recognize as ordinary income the excess of the fair market value of our common stock on the last day of the term of the stock appreciation right over the exercise price of the stock appreciation right, if any, multiplied by the number of shares of common stock subject to the stock appreciation right.

        Subject to certain limitations, we may deduct an amount equal to the amount recognized by the grantee of a stock appreciation right as ordinary income for the year in which the stock appreciation right is exercised or lapses.

Amendment of 2004 Stock Incentive Plan

        Our board of directors may modify, revise or terminate the 2004 Stock Incentive Plan at any time and from time to time, except that the class of persons eligible to receive options and the aggregate number of shares issuable pursuant to the 2004 Stock Incentive Plan may not be changed or increased (other than pursuant to certain changes in our capital structure) without the consent of our stockholders.

Required Vote

        Under the Internal Revenue Code, stockholder approval of the 2004 Stock Incentive Plan is necessary for stock options relating to the shares issuable under the 2004 Stock Incentive Plan to qualify as incentive stock options under Section 422 of the Internal Revenue Code. In addition, Nasdaq rules require stockholder approval of the 2004 Stock Incentive Plan. Approval for purposes of the Internal Revenue Code and the Nasdaq rules require the affirmative vote of a majority of the shares of common stock present or represented at the meeting and entitled to vote on the 2004 Stock Incentive Plan.

        If the 2004 Stock Incentive Plan is approved by our stockholders, we intend to file, as soon as practicable after such approval, a registration statement covering the shares of our common stock that are issuable under the 2004 Stock Incentive Plan.

        OUR BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2004 STOCK INCENTIVE PLAN.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        None of our directors or executive officers has any interest in the adoption of the above proposals.

MEETINGS AND Committees of the Board

        The board of directors met six (6) times during the year ended December 31, 2003 and acted four (4) times by unanimous written consent. All of the incumbent directors attended at least 75% of the meetings of the board of directors and the committees on which they served during the year ended December 31, 2003.

Policy Regarding Board Attendance

        Directors are expected to attend board meetings, meetings of committees on which they serve, and shareholder meetings, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. All of our directors also attended the annual shareholder meeting held on May 15, 2003.

Compensation Committee

        The compensation committee currently consists of Mr. Martin and Ms. Cohane. Ms. Cohane joined the compensation committee following the resignation of Mr. Pappalardo in May 2003. Mr. Valente resigned from the compensation committee in February 2003. In the year ended December 31, 2003, the compensation committee held four (4) meetings. The members of the compensation committee are independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The compensation committee’s functions include the administration of our stock incentive awards, determining supplemental compensation awards, if any, and fixing the salaries of our executive officers.

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Audit Committee

        The audit committee currently consists of Messrs. Delahanty, Economou and Pappalardo. The audit committee held five (5) meetings during the year ended December 31, 2003. The members of the audit committee are independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The audit committee’s functions include appointing the independent public accountants, conferring with our independent public accountants regarding the scope and the results of our audit and reporting the same to the board of directors, reviewing our internal accounting procedures, and reviewing our existing and contemplated investments. The board of directors adopted a new audit committee charter on February 3, 2004 which is attached as Appendix B to these proxy materials for our 2004 annual meeting of stockholders.

Audit Committee Financial Expert

        Our board of directors has determined that A. Neil Pappalardo is an "audit committee financial expert," as defined by Item 401(h) of Regulation S-K. The "audit committee financial expert" is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

Nominating Committee

        We do not have a standing nominating committee or a charter with respect to the nominating process. Our board of directors believes that it is not necessary to have such a committee because its size and composition allow it to adequately identify and evaluate qualified candidates for directors. However, our board of directors is considering appointing such a committee in the future.

        The independent directors, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards, consider and nominate the potential director nominees. The independent directors are Jeanne Cohane, Jay Delahanty, Nicholas P. Economou, James G. Martin and A. Neil Pappalardo. The entire board of directors then ratifies the nominees.

        The board would consider any candidate proposed in good faith by a shareholder. To do so, our by-laws require a shareholder to timely submit the candidate’s name, business credentials, contact information and his or her consent to be considered as a candidate to the attention of our Corporate Secretary at our address set forth on the first page of this proxy statement. To be timely, a stockholder’s nomination must be delivered to the Corporate Secretary no earlier than January 13, 2005 and no later than February 12, 2005. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership.

        Our board of directors does not have any minimum qualifications that must be met by director nominees. Our board of directors evaluates candidates based on financial literacy, knowledge of our industry or other background relevant to our needs, status as a stakeholder in our company, “independence” for purposes of compliance with the rules of the SEC and NASDAQ, moral character and willingness, ability, and availability for service.

        Our board of directors does not have a formal process for identifying and evaluating nominees for directors, including nominees recommended by security holders. Moreover, we do not pay fees to any third party to assist in the process of identifying or evaluating director candidates. Because we do not have a standing nominating committee, this year’s nominees (all of whom are currently serving as directors) were selected for re-election by our whole board.

Communications with the Board of Directors

        If you wish to communicate with the board of directors, you may send correspondence to the attention of our General Counsel at our address set forth on the first page of this proxy statement. The General Counsel will submit your correspondence to the board or the appropriate committee, as applicable. Our board of directors is considering new or additional procedures to implement to send communications to our board of directors.

Director Compensation

        For their services as outside directors during the year ended December 31, 2003, Ms. Cohane and Messrs. Delahanty, Economou, Martin and Pappalardo each received $25,000. In addition, Ms. Cohane and Messrs. Delahanty, Economou, Martin and Pappalardo each received an option to purchase 5,000 shares of our common stock at $5.05 per share, which was the closing bid price on the grant date. These options vest annually in three equal installments and expire 90 days from the date on which their service as a board member terminates. In accordance with our policy, our employee directors serve as directors without compensation. Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending board of directors meetings.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In September 2001, we issued a promissory note to Mr. Pappalardo, one of our directors, in the principal amount of $1,000,000. This note had an interest rate of 5.5% per annum and was due upon demand. In March 2003, Mr. Pappalardo was paid all accrued interest and agreed to convert the principal balance of the note. The note converted into 293,255 shares of our common stock based on a conversion price of $3.41 per share. The conversion price was equal to 110% of the trailing ten-day average closing price of our common stock. We did not give Mr. Pappalardo registration rights.

EXECUTIVE OFFICERS

        The name of our executive officer, who is not also one of our directors, and certain biographical information furnished by him, is set forth below.

Name	Age	Positions and Offices with the Company	Executive Officer Since
Paul S. Weiner	40	Chief Financial Officer; Treasurer	2002

         PAUL S. WEINER. Mr. Weiner has served as our chief financial officer and treasurer since October 2002. From August 1995 to October 2002, he served as our Treasurer, Vice President of Finance and Controller. From 1989 to 1994, Mr. Weiner served as the chief financial officer for Hygienetics, Inc., an environmental consulting company and from 1986 to 1989, he worked in public accounting for Ernst & Young and Wolf & Company. Mr. Weiner serves as a member of the Financial Executive Institute, the National Investor Relations Institute, the American Institute of Certified Public Accountants and the Massachusetts Society of Certified Public Accountants. Mr. Weiner is a certified public accountant and a graduate of Bryant College.

        Executive officers are elected annually by the board of directors and serve at the discretion of the board or until their respective successors have been duly elected and qualified. None of the nominees is related by blood, marriage or adoption to any of our directors or executive officers.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

        The following table sets forth certain information concerning the compensation for services rendered by us for the fiscal years ended December 31, 2001, 2002 and 2003 for our chief executive officer and two other executive officers:

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation (1)	Securities Underlying Options (#) (2)	All Other Compensation ($) (3)
Louis P. Valente	12/31/03	$200,000	$ —	$ —	20,000	$—
Chairman of the Board	12/31/02	$200,000	$ —	$ —	55,000	$ —
of Directors	12/31/01	$250,000	$ —	$—	325,000	$ —
Joseph P. Caruso	12/31/03	$250,000	$ 112,500	$ —	20,000	$ —
Chief Executive Officer	12/31/02	$225,000	$ —	$ —	75,000	$ —
	12/31/01	$250,000	$ —	$ —	325,000	$14,399
Paul S. Weiner	12/31/03	$165,000	$ 74,250	$ —	20,000	$ —
Chief Financial Officer	12/31/02	$130,000	$ —	$ —	65,000	$ —
	12/31/01	$140,000	$ —	$ —	175,000	$ 9,477

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(1)	In accordance with regulations promulgated by the SEC, perquisites are not included if the aggregate amount is less than the lesser of $50,000 or 10% of salary and bonus.

(2)	During fiscal 2003, 2002, and 2001, we did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts to any of our executive officers.

(3)	In 2001, we entered into split dollar life insurance policies for two executive officers, including our current chief executive officer and chief financial officer, as compensation for past services and incentive compensation. All other compensation, therefore, includes the present value of the non life insurance portion of the split dollar premiums paid. Total premium paid was $45,000 for each of these officers in 2001. The present value was calculated based on the current ages of both of these officers, the assumption that both would retire at age 60 and a 7% interest rate. Section 402 of the Sarbanes-Oxley Act of 2002, prohibits public companies from extending or maintaining credit, or arranging for the extension of credit, in the form of personal loans to its directors or executive officers. Due to the uncertainty as to whether split dollar life insurance policies qualify as such prohibited loans, in 2003 we terminated these policies.

Option Grants in Last Fiscal Year

        The following table sets forth certain information regarding the stock options that we granted during 2003 to our chief executive officer and two other executive officers:

Name and Principal Position	Number of Shares Underlying Options Granted (#)	% of Total Options Granted To Employees in Fiscal Year (1)	Exercise of Base Price ($/Sh)	Expiration Date	Grant Date Present Value ($) (2)
Louis P. Valente	20,000 (3)	4%	$5.05	7/21/13	$75,720 (4)
Chairman of the Board of
Directors

Joseph P. Caruso	20,000 (3)	4%	$5.05	7/21/13	$75,720 (4)
Chief Executive Officer

Paul S. Weiner	20,000 (3)	4%	$5.05	7/21/13	$75,720 (4)
Chief Financial Officer

(1)	We granted options to purchase an aggregate of 400,000 shares of common stock to all employees other than our executive officers and granted options to purchase an aggregate of 60,000 shares to all of our executive officers as a group (3 persons) during fiscal 2003.

(2)	This column sets forth the present value of the grants at the date of grant, using the Black-Scholes pricing model.

(3)	These options vest annually in three equal installments.

(4)	The assumptions used in calculating the Black-Scholes value were $5.05 as fair market value, 4-year term, 1.11 volatility, 2.99% risk free interest rate and no yield or premiums.

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Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

        The following table provides certain information concerning options exercised by our chief executive officer and two other executive officers during the fiscal year ended December 31, 2003 and the number of options exercisable and unexercisable as of December 31, 2003.

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options At FY-End (#) (1)		Value of Unexercised In-the-Money Options At FY-End ($) (2)
Name and Principal Position	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Louis P. Valente	100,000	730,437	521,667	128,333	4,373,024	1,138,164
Chairman of the Board of
Directors

Joseph P. Caruso	215,000	1,150,088	326,667	128,333	2,708,805	1,138,164
Chief Executive Officer

Paul S. Weiner	150,000	813,931	131,667	78,333	1,093,024	663,164
Chief Financial Officer

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Performance Graph

        The Securities and Exchange Commission requires that we include in this proxy statement a line-graph presentation comparing cumulative five-year stockholder returns for our common stock with a broad-based market index and either a nationally recognized industry standard or an index of peer companies selected by us. Our common stock has been publicly traded since December 18, 1992.

        The following graph shows a five-year comparison of cumulative total stockholder returns, calculated on a dividend reinvestment basis and based on a $100 investment, from December 31, 1998 through December 31, 2003 comparing the return on our common stock with the NASDAQ Stock Market Total Return Index and the NASDAQ Medical Devices, Instruments and Supplies, Manufacturers and Distributors Stocks Index. No dividends have been declared or paid on our common stock during such period. The stock price performance shown on the graph following is not necessarily indicative of future price performance.

Comparison of Five-Year Cumulative Total Return

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Other Employee Benefit Plans

        Employee Stock Purchase Plan

        Our employee stock purchase plan was adopted by our board of directors and approved by the stockholders in 1996. The employee stock purchase plan permits employees who are employed for at least twenty hours per week and more than five months in a calendar year to purchase our common stock, through payroll deductions, which may not exceed 15% of an employee’s compensation, at the lower of 85% of the fair market value of the common stock at the beginning or at the end of each three month period. The employee stock purchase plan provides for four offerings during each fiscal year, each having a duration of three months. The number of shares of common stock reserved for issuance under the employee stock purchase plan is 500,000 and as of the end of the fiscal year 312,258 shares of common stock remained available for issuance thereunder.

        401(k) Plan

        We have a 401(k) Plan, which covers substantially all employees who have attained the age of 18 and are employed for at least a three-month period. Employees may contribute up to the maximum amount allowed by the Internal Revenue Service, subject to restrictions defined by the Internal Revenue Service. At our discretion, we may make a matching contribution in cash or our common stock up to 50% of all employee contributions in each plan year. Our contributions vest over a three-year period from date of hire. The number of shares of common stock reserved for issuance under the 401(k) Plan is 1,000,000 and as of the end of the fiscal year 351,085 shares of common stock remained available for issuance thereunder.

Employment Agreements

        In July 2001, we entered into an employment agreement with Mr. Valente whereby he serves as our chairman of the board of directors for an initial term of two years subject to two-year extensions thereafter. His current annual base salary is $200,000. Mr. Valente’s agreement provides that, in the event of termination by us without cause, non-renewal by us or termination by Mr. Valente for good reason without a change in control, we will pay him two year’s salary as then in effect in addition to any earned incentive compensation, and continue benefits and insurance payments for two years. The agreement further provides that in the event of termination by reason of death, Mr. Valente’s beneficiaries will receive his base salary for one year following his death (plus any pro rata bonus to which he would have been entitled). In the event of termination due to our change in control, Mr. Valente will receive three times his annual salary as then in effect (plus any bonus to which he would have been entitled) and the continuation of benefits and insurance payments for two years.

        In July 2001, we entered into an employment agreement with Mr. Caruso in substantially the same form as that described for Mr. Valente whereby he serves as our chief executive officer and president. His current annual base salary is $250,000.

        In July 2001, we entered into an employment agreement with Mr. Weiner in substantially the same form as that described for Mr. Valente whereby he serves as our chief financial officer and treasurer. His current annual base salary is $185,000.

        These agreements provide for bonuses as determined by the board of directors, and employee benefits, including vacation, sick pay and insurance, in accordance with our policies. Each of the employment agreements also prohibits the employee from directly or indirectly competing with us for a period of one-year following termination of employment.

CODE OF ETHICS

        We have adopted a code of ethics that applies to all of our employees, executive officers and directors, including our principal executive officer, principal financial officer and principal accounting officer. The code of ethics includes provisions covering compliance with laws and regulations, insider trading practices, conflicts of interest, confidentiality, protection and proper use of our assets, accounting and record keeping, fair competition and fair dealing, business gifts and entertainment, payments to government personnel and the reporting of illegal or unethical behavior. The code of ethics is posted on our website. Any waiver of any provision of the code of ethics granted to an executive officer or director may only be made by the board of directors and will be promptly disclosed on our website at www.palomarmedical.com.

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EQUITY COMPENSATION PLAN DISCLOSURE

        The following table sets forth certain information as of December 31, 2003, regarding securities authorized for issuance under our equity compensation plans, including individual compensation arrangements. Our equity compensation plans include: the 1996 Employee Stock Purchase Plan, the 1991, 1993, 1995, 1996 and 1998 Stock Option Plans and warrants issued to certain of our directors. All of these equity compensation plans have been approved by our stockholders except the issuance of warrants to certain of our directors. It does not include the securities that are subject to the proposed 2004 Stock Incentive Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity Compensation Plans Approved by
Security Holders	3,126,687		$ 2.35	373,309	(1)
Equity Compensation Plans Not Approved
by Security Holders	185,000	(2)	$ 2.75	0

Total	3,311,687		$ 2.37	373,309

(1)	Our 1991, 1993, 1995, 1996 and 1998 Stock Option Plans authorize the issuance of incentive stock options and nonqualified stock options. The above number includes no shares of common stock available for future grants under the 1991 and 1993 Stock Option Plans, 1,414 shares of common stock available for future grants under the 1995 Stock Option Plan, 11,066 shares of common stock available for future grants under the 1996 Stock Option Plan and 48,571 shares of common stock available for future grants under the 1998 Stock Option Plan. The above number also includes 312,258 shares of common stock reserved for issuance under our 1996 Employee Stock Purchase Plan.

(2)	The above number consists of 105,000 fully vested warrants issued on June 1, 1999 to purchase common stock at an exercise price of $3.1875 per share and expire on May 31, 2009; 60,000 fully vested warrants issued on February 1, 2000 to purchase common stock at an exercise price of $1.96875 per share and expire on January 31, 2010; 20,000 fully vested warrants to purchase common stock issued on June 7, 2000 at an exercise price of $2.8125 per share and all expire on June 6, 2010.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The compensation committee currently consists of Mr. Martin and Ms. Cohane. The members of the compensation committee are independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. Ms. Cohane joined the compensation committee following the resignation of Mr. Pappalardo in May 2003. Mr. Valente resigned from the compensation committee in February 2003.

        Mr. Valente is our chairman of the board of directors and from May 1997 to May 2002, he served as our chief executive officer. In September 2001, we issued a promissory note to Mr. Pappalardo in the principal amount of $1,000,000. This note had an interest rate of 5.5% per annum and was due upon demand. On March 14, 2003, Mr. Pappalardo was paid all accrued interest and agreed to convert the principal balance of the note. The note converted into 293,255 shares of our common stock based on a conversion price of $3.41 per share. The conversion price was equal to 110% of the trailing ten-day average closing price of our common stock. We did not give Mr. Pappalardo registration rights.

        Our chairman of the board, Mr. Valente, serves on the board of directors of Medical Information Technology, Inc. Mr. Pappalardo is the chief executive officer of Medical Information Technology, Inc. Mr. Valente does not serve on the compensation committee of Medical Information Technology, Inc.

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REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Introduction

        The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, and establishes the compensation plans and specific compensation levels for executive officers. The Company’s primary objective is to maximize stockholder value. As a result, the Compensation Committee strives to ensure that the Company’s executive compensation programs will enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company by making individual compensation directly dependent on the Company’s achievement of certain financial goals, such as profitability and asset management and by providing rewards for exceeding those goals. The Compensation Committee believes that the total compensation of executive officers should reflect the scope of their responsibilities, the success of the Company and the past and expected future contribution of each executive to that success.

Compensation Programs

        Base Salary. Many factors are considered in determining the base salaries for executive officers, including the value that each individual brings to the Company through experience, education and training, comparable positions and comparable responsibilities at similar organizations, the specific needs of the Company, and the individual’s past and expected future contributions to the Company’s success.

        Bonus Plans. Executive officers are awarded bonuses at the discretion of the Compensation Committee. The factors that the Compensation Committee evaluates in exercising its discretion include return on assets, growth in income and return on sales, as well as a subjective assessment of the contributions of each executive that are not captured by operating measures but are considered important to the creation of long-term value for stockholders. The relative weighting of the operating measures and subjective evaluation varies depending on the executive’s role and responsibilities within the Company. In February 2004, the Compensation Committee granted a bonus of $112,500 to Mr. Caruso and $74,250 to Mr. Weiner as a result of the Company’s overall performance and their own individual performance in fiscal 2003.

        Stock Options. The primary goal of the Company is to excel in the creation of long-term value for stockholders; the Compensation Committee believes that stock options provide an additional incentive to executive officers to work towards maximizing stockholder value. The Compensation Committee views stock options as one of the more important components of the Company’s long-term, performance-based compensation philosophy. The grant of options to executive officers encourages equity ownership in the Company, and closely aligns executive officers’ interests to the interests of all the stockholders. In addition, because they are subject to vesting periods of varying durations and to forfeiture if the employee leaves the Company permanently, stock options are an incentive for executive officers to remain with the Company long-term. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants. Options granted by the Company to its executive officers and other employees have exercise prices equal to or in excess of the fair market value at the time of grant. Options vest and become exercisable at such time as determined by the Board, or a committee of the Board. The initial grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and is designed to motivate the officer to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company’s stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives’ ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company’s financial goals.

        Other. In 2001, the Company entered into split dollar life insurance policies for two executive officers, including the current Chief Executive Officer and Chief Financial Officer, as compensation for past services and incentive compensation. Specifically, in 2001, the Company paid forty-five thousand dollar ($45,000) premiums for each policy. Section 402 of the Sarbanes-Oxley Act of 2002, prohibits public companies from extending or maintaining credit, or arranging for the extension of credit, in the form of personal loans to its directors or executive officers. Due to the uncertainty as to whether split dollar life insurance policies qualify as such prohibited loans, in 2003 we terminated these four policies.

        In addition to the foregoing, executive officers participate in compensation plans available to all employees such as the Company’s 401(k) Plan and Employee Stock Purchase Plan. See “Other Employee Benefit Plans.”

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Compensation of Chairman of the Board of Directors

        The factors considered by the Compensation Committee in determining the compensation of the Chairman of the Board of Directors who serves in an executive capacity, in addition to the criteria discussed above, include the Company’s operating and financial performance, as well as his leadership and establishment and implementation of the strategic direction for the Company. The Board considered as part of its subjective evaluation, among other factors, Mr. Valente’s (i) over two decades of experience in a high-level executive position with a large well-established high-technology company (Perkin Elmer, Inc., formerly EG&G, Inc.), (ii) outstanding reputation and contacts in the business community, and (iii) extensive knowledge of finance and accounting.

Compensation of Chief Executive Officer

        The factors considered by the Compensation Committee in determining the compensation of the Chief Executive Officer, in addition to the criteria discussed above, include the Company‚s operating and financial performance, as well as his leadership and establishment and implementation of the strategic direction for the Company. The Board considered as part of its subjective evaluation, among other factors, Mr. Caruso’s (i) over one decade of experience in a high-level executive position with the Company, (ii) outstanding reputation and contacts in the cosmetic laser industry, and (iii) extensive knowledge of finance and accounting.

        By the Compensation Committee of the Board of Directors of Palomar Medical Technologies, Inc.

James G. Martin
Jeanne Cohane

        Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following audit committee report is not and shall not be incorporated by reference into any such filings.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent accountants, Ernst & Young LLP (the “Independent Auditors”), are responsible for performing an independent audit of the Company’s financial statements in accordance with accounting principles generally accepted in the United States and issuing a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews, evaluates, and discusses with the Company’s management, internal accounting, financial and auditing personnel and the Independent Auditors, the following:

•	the plan for, and the Independent Auditors’ report on, each audit of the Company’s financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to shareholders;

•	management’s selection, application and disclosure of critical accounting policies;

•	changes in the Company’s accounting practices, principles, controls or significant methodologies;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting, financial and auditing personnel.

        The Audit Committee reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2003, and discussed these financial statements with the Company’s management. Management represented to the Audit Committee that the Company’s financial statements had been prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 Communications with Audit Committees with the Independent Auditors. SAS 61 requires the Company’s Independent Auditors to discuss with the Compan’s Audit Committee, among other things, the following:

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•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

        The Company’s Independent Auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees. Independence Standards Board Standard No. 1 requires independent auditors annually to disclose in writing all relationships that in the Independent Auditors’ professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the Independent Auditors their independence from the Company. The Audit Committee also considered whether the Independent Auditors’ provision of the other, non-audit related services to the Company is compatible with maintaining such auditors’ independence.

        Based on its discussions with management and the Independent Auditors, and its review of the representations and information provided by management and the Independent Auditors, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

        By the Audit Committee of the Board of Directors of Palomar Medical Technologies, Inc.

A. Neil Pappalardo
Nicholas Economou, Ph. D.
Jay Delahanty

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table provides information regarding beneficial ownership of our common stock as of February 26, 2004 by each person known to us to be the beneficial owner of more than 5% of our common stock; each of our directors; each of our chief executive officer and two other executive officers; and all of our current directors and executive officers as a group.

        The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion of shares listed as beneficially owned does not constitute an admission of beneficial ownership. Percentage ownership is based on 15,481,371 shares issued and outstanding as of March 9, 2004.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner (1)	Common Stock	Options (2)	Total	Percent of Class
Louis P. Valente	209,489	282,845	492,334	3.2%

Joseph P. Caruso	80,149	270,000	350,149	2.3%

Paul S. Weiner	55,285	68,825	124,110	*

A. Neil Pappalardo	525,255	95,000	620,255	4.0%

Nicholas P. Economou	1,428	95,000	96,428	*

James G. Martin	25,000	55,000	80,000	*

Jeanne Cohane	--	60,000	60,000	*

Jay Delahanty	--	12,500	12,500	*

Craig Drill Capital (3)	1,416,600	--	1,416,600	9.2%
767 Fifth Avenue
New York, NY 10153

Arbor Capital Management, LLC (4)	1,311,500	--	1,311,500	8.5%
One Financial Plaza
120 South Sixth Street, Suite 1000
Minneapolis, MN 55402

All Directors and Executive Officers as Group	3,624,706	939,170	4,563,876	29.5%
(10 persons)
* Less than one percent.

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(1)	Each officer and director’s address is c/o Palomar Medical Technologies, Inc., 82 Cambridge Street, Burlington, MA 01803.

(2)	Pursuant to the rules of the Securities and Exchange Commission, the number of shares of Common Stock deemed beneficially owned includes, for each person or group referred to in the table, shares issuable pursuant to options or warrants held by the respective person or group that are currently exercisable or will become exercisable within 60 days.

(3)	Information is based on Amendment No. 2 to a Schedule 13G filed by Craig A. Drill d/b/a Craig Drill Capital, Craig Drill Capital, L.L.C. and Craig Drill Capital, L.P. with the Securities and Exchange Commission on January 12, 2004. The Schedule 13G states that Craig A. Drill d/b/a Craig Drill Capital beneficially owns 1,416,600 shares of our common stock, Craig Drill Capital, L.L.C. beneficially owns 791,200 shares of our common stock and Craig Drill Capital, L.P. beneficially owns 791,200 shares of our common stock. Each of these reporting persons disclaimed beneficial ownership except to the extent of his pecuniary interest.

(4)	Information is based on a Schedule 13G filed by Arbor Capital Management, LLC with the Securities and Exchange Commission on February 9, 2004. The Schedule 13G states that Arbor Capital Management, LLC is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, which has been granted discretionary voting power over its clients’ securities and in some instances has voting power over such securities. The Schedule 13G also states that Rick D. Leggott is the chief executive officer and majority stockholder of Arbor Capital Management, LLC.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities and Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission initial reports of ownership of our common stock and other equity securities on Form 3 and reports of changes in such ownership on Form 4 and Form 5. Officers, directors and ten percent stockholders are charged by the SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us during, and with respect to, our most recent fiscal year, or written representations that Form 5s were not required, we believe that the Section 16(a) filing requirements applicable to our officers, directors and 10% Stockholders were complied with, except on July 22, 2003, Joseph P. Caruso, Jeanne Cohane, Jay Delahanty, Nicholas P. Economou, James Martin, A. Neil Pappalardo, Louis P. Valente and Paul S. Weiner were granted options pursuant to our 1998 Stock Option Plan. The Form 4s for the aforementioned directors and executive officers were not filed until August 15, 2003. In addition, on May 27, 2003, The Rockside Foundation, Mark T. Smith and The R. Templeton Smith Foundation collectively filed an Amendment No. 8 to its Schedule 13D/A indicating that they collectively beneficially owned 10.08%. This 13D/A reflected sales by Rockside of an aggregate of 47,997 shares of our common stock between February 22, 2001 and May 21, 2002 and by Mark T. Smith of an aggregate of 122,810 shares of our common stock between May 1, 2003 and May 19, 2003.

SOLICITATION

        No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the common stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by professional solicitors, stockholders, directors, officers and certain of our employees. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by us.

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DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

        Stockholders who wish to present proposals appropriate for consideration at our 2005 annual meeting of stockholders must submit the proposals in proper form to our Corporate Secretary at our address set forth on the first page of this proxy statement not earlier than January 13, 2005 nor later than February 12, 2005 in order for the proposals to be considered for inclusion in our proxy statement and form of proxy relating to such annual meeting.

MISCELLANEOUS

        The board does not intend to present to the annual meeting any business other than the proposals listed herein, and the board was not aware, a reasonable time before mailing this proxy statement to stockholders, of any other business that may be properly presented for action at the annual meeting. If any other business should come before the annual meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

AVAILABLE INFORMATION

        Stockholders of record on March 15, 2004 will receive a proxy statement and our 2003 annual report on Form 10-K (excluding exhibits), which contains detailed financial information concerning us. Written requests for additional copies of these forms may be submitted to the Investor Relations Department, Palomar Medical Technologies, Inc., 82 Cambridge Street, Burlington, Massachusetts 01803 or ir@palomarmedical.com. In addition, you may visit our home page at www.palomarmedical.com or the SEC’s website at www.sec.gov that contains reports, proxy and other SEC filings.

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APPENDIX A

PALOMAR MEDICAL TECHNOLOGIES, INC.
2004 STOCK INCENTIVE PLAN

Section 1.    General Purpose of the Plan; Definitions.

        The name of the plan is the Palomar Medical Technologies, Inc. 2004 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable officers, directors and employees of Palomar Medical Technologies, Inc. (the “Company”) and its Subsidiaries and other persons to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

        The following terms shall be defined as set forth below:

        “Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, Performance Share Awards and Stock Appreciation Rights.

        “Board” means the Board of Directors of the Company.

        “Cause” means (i) any material breach by the participant of any agreement to which the participant and the Company are both parties, and (ii) any act or omission justifying termination of the participant’s employment for cause, as determined by the Committee.

        “Change of Control” shall have the meaning set forth in Section 16.

        “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        “Committee” shall have the meaning set forth in Section 2.

        “Disability” means disability as set forth in Section 22(e)(3) of the Code.

        “Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 18.

        “Eligible Person” shall have the meaning set forth in Section 4.

        “Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by a nationally recognized stock exchange, or, if the Stock is not listed on such an exchange, the closing bid price as reported by NASDAQ, or, if the Stock is not quoted on NASDAQ, the fair market value of the Stock as determined by the Committee.

        “Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code. The Company intends that Incentive Stock Options will qualify as “incentive stock options” within the meaning of Section 422 of the Code, and the terms of this Plan shall be interpreted in accordance with this intention; the Company makes no warranty, however, as the qualification of any Stock Option as an Incentive Stock Option.

        “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

        “Normal Retirement” means retirement from active employment with the Company and its Subsidiaries in accordance with any retirement policies of the Company and its Subsidiaries then in effect.

        “Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliate”), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliate’s taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

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        “Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

        “Performance Share Award” means an Award granted pursuant to Section 9.

        “Restricted Stock Award” means an Award granted pursuant to Section 6.

        “Restricted Stock Unit” means an Award granted pursuant to Section 8.

        “Stock” means the Common Stock, $.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

        “Stock Appreciation Right” means an Award granted pursuant to Section 10.

        “Subsidiary” means a subsidiary as defined in Section 424 of the Code.

        “Unrestricted Stock Award” means an award granted pursuant to Section 7.

Section 2    Administration of Plan; Committee Authority to Select Participants and Determine Awards.

    (a)        Committee. The Plan shall be administered by a committee of the Board (the “Committee”) consisting of not less than two (2) Outside Directors, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Outside Director. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

(b) Powers of Committee. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the persons to whom Awards may from time to time be granted;

    (ii)        to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Unrestricted Stock, Restricted Stock Units, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing granted to any one or more participants;

(iii) to determine the number of shares to be covered by any Award;

    (iv)        to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant’s consent;

(v) to accelerate the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 16(a)(ii), to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised;

    (vii)        to determine whether, to what extent, and under what circumstances, Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

    (viii)        to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.         (c) "Lockup" Agreement. The Committee may in its discretion specify upon granting Stock Options, Restricted Stock, Unrestricted Stock, Restricted Stock Units, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing that the holder shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the Award, without the prior written consent of the Company or such underwriters, as the case may be.

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        All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

Section 3.    Shares Issuable Under the Plan; Mergers; Substitution.

        (a) Shares Issuable. The maximum number of shares of Stock with respect to which Awards (including Stock Appreciation Rights) may be granted under the Plan shall be 4,000,000. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying shares of Stock to which the Awards related. Subject to such overall limitation, any type or types of Award may be granted with respect to shares, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

        (b) Limitation on Awards. In no event may any Plan participant be granted Awards (including Stock Appreciation Rights) with respect to more than 500,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

        (c) Stock Dividends, Mergers, etc. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 18, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, appropriate adjustments shall be made in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Section 3(a) and Section 3(b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares.

Section 4.    Eligibility.

        Awards may be granted to officers, directors, employees, consultants of the Company or its subsidiaries and other individuals who render services to the Company or its Subsidiaries (“Eligible Persons”); provided, however, that Incentive Stock Options shall only be granted to employees of the Company or its Subsidiaries.

Section 5.    Stock Options.

        The Committee may grant to Eligible Persons Options to purchase Stock.

        Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

        (a) Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Unless otherwise so designated, an Option shall be a Non-Qualified Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

        No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the earlier of (i) the date of adoption of the Plan by the Board or (ii) the date on which the Plan is approved by the stockholders as set forth in Section 18.

        The Committee, in its discretion, may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and the terms and conditions of Section 14 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

        (b) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(b) shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the exercise price shall be not less than one hundred ten percent (110%) of Fair Market Value on the grant date.

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        (c) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

        (d) Exercisability; Rights of a Stockholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

        (e) Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

(i) in cash, by certified or bank check or other instrument acceptable to the Committee;

    (ii)        in the form of shares of Stock that are not then subject to restrictions, if permitted by the Committee, in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

    (iii)        by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

    (iv)        if permitted by the Committee, in its discretion, instructions to reduce the number of shares of Stock otherwise issuable to the optionee upon the exercise of the Stock Option by a number of shares of Stock having a Fair Market Value equal to the aggregate exercise price; provided, however, that the optionee otherwise owns an equal number of mature shares.

        The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

        (f) Non-transferability of Options. Except as the Committee may provide with respect to a Non-Qualified Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

        (g) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which incentive stock options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

        (h) Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

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Section 6.     Restricted Stock Awards.

        (a) Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.

        (b) Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

        (c) Rights as a Stockholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

        (d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment or services by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant’s legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment or services (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

        (e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 14, amend any conditions of the Award.

        (f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

Section 7.     Unrestricted Stock Awards.

        (a) Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

        (b) Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

Section 8.    Restricted Stock Units

        (a) Nature of Restricted Stock Units. A Restricted Stock Unit is an award entitling the recipient to acquire shares of Stock pursuant to certain terms and conditions. The Committee may award Restricted Stock Units independent of or in connection with the granting of any other Award under the Plan. Restricted Stock Units may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Restricted Stock Units shall be granted, the terms, conditions and restrictions, including vesting, if any, related to such Restricted Stock Units, including the number of shares of Stock that the recipient shall be entitled to receive or purchase, the price to be paid, if any, and all other limitations and conditions applicable to the Restricted Stock Units.

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Section 9.    Performance Share Awards.

        (a) Nature of Performance Shares. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares.

Section 10.    Stock Appreciation Rights.

        The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person (i) alone or (ii) simultaneously with the grant of a Stock Option and in conjunction therewith or in the alternative thereto. A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices (the “Request”), a number of shares of Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Stock and cash, as specified in the Request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (i) the excess of Fair Market Value, on the date of such Request, over the exercise price per share of Stock specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares of Stock for which such Stock Appreciation Right shall be exercised. Notwithstanding the foregoing, the Committee may specify at the time of grant of any Stock Appreciation Right that such Stock Appreciation Right may be exercisable solely for cash and not for Stock.

Section 11.    Termination of Stock Options and Stock Appreciation Rights.

    (a)        Incentive Stock Options:

    (i)        Termination by Death. If any participant’s employment by the Company and its Subsidiaries terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of two (2) years from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

(ii) Termination by Reason of Disability or Normal Retirement.

    (A)     Any Incentive Stock Option held by a participant whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one (1) year from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

    (B)     Any Incentive Stock Option held by a participant whose employment by the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(C) The Committee shall have sole authority and discretion to determine whether a participant’s employment has been terminated by reason of Disability or Normal Retirement.

    (D)     Except as otherwise provided by the Committee at the time of grant, the death of a participant during a period provided in this Section 11(a) for the exercise of an Incentive Stock Option shall extend such period for two (2) years from the date of death, or until the expiration of the stated term of the Option, if earlier.

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    (iii)        Termination for Cause. If any participant’s employment by the Company and its Subsidiaries has been terminated for Cause, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to 90 (ninety) days from the date of termination of employment, or until the expiration of the stated term of the Option, if earlier.

    (iv)        Other Termination. Unless otherwise determined by the Committee, if a participant’s employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for ninety (90) days from the date of termination of employment, or until the expiration of the stated term of the Option, if earlier.

    (b)        Non-Qualified Stock Options and Stock Appreciation Rights. Any Non-Qualified Stock Option or Stock Appreciation Right granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

Section 12. Tax Withholding.

    (a)        Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

    (b)        Payment in Shares. A participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

    (c)        Notice of Disqualifying Disposition. Each holder of an Incentive Stock Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Stock purchased upon exercise of the Incentive Stock Option.

Section 13.    Transfer, Leave of Absence, Etc.

        For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; and

    (b)        an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

Section 14.    Amendments and Termination.

        The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. However, no such amendment, unless approved by the stockholders of the Company, shall be effective if it would cause the Plan to fail to satisfy the Incentive Stock Option requirements of the Code.

Section 15.    Status of Plan.

        With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

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Section 16. Change of Control Provisions.

(a) Upon the occurrence of a Change of Control as defined in this Section 16.

(i) subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, Restricted Stock Award, Restricted Stock Unit, Performance Share Award or Stock Appreciation Right shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

(ii) the Committee may accelerate the time for exercise of, and waive all conditions and restrictions on, each unexercised and unexpired Stock Option, Restricted Stock Award, Restricted Stock Unit, Performance Share Award and Stock Appreciation Right, effective upon a date prior or subsequent to the effective date of such Change of Control, specified by the Committee; or

(iii) each outstanding Stock Option, Restricted Stock Award, Restricted Stock Unit, Performance Share Award and Stock Appreciation Right may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, during the thirty (30) day period preceding the effective date of such Change of Control.

(b) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “person” becomes a “beneficial owner” (as such terms are defined in Rule 13d-3 promulgated under the Securities and Exchange Act of 1934, as amended) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Section 17.    General Provisions.

    (a)        No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

        No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

    (b)        Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.

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    (c)        Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Subsidiary.

Section 18.    Effective Date of Plan.

        The Plan shall become effective upon approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of stockholders.

Section 19.    Governing Law.

        This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

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APPENDIX B

PALOMAR MEDICAL TECHNOLOGIES, INC.
AUDIT COMMITTEE CHARTER

A.        Purpose

        The purpose of the Audit Committee is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

B.        Structure and Membership

1.     Number. The Audit Committee shall consist of at least three members of the Board of Directors. The members of the Audit Committee shall be appointed by, and serve at the discretion of, the board of directors.

2.     Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules and meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)).

3.    Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.     Compensation. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

C. Authority and Responsibilities General
The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors
1.

Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

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2.

Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3.

Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4.

Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5.

Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

-	critical accounting policies and practices;

-	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

-	other material written communications between the independent auditor and Company management.

Audited Financial Statements
6.

 Review and Discussion. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

7.

Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

8.

Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures
9.

Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

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10.	Earnings Release and Other Financial Information. The Audit Committee shall discuss generally the types of information to be disclosed in the Company’s earnings press releases.

Controls and Procedures
11.	Oversight. The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct.

12.

Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

13.

Related-Party Transactions. The Audit Committee shall review all “related party transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis, and all such transactions must be approved by the Audit Committee.

14.	Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

Procedures and Administration
15.

Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

16.

Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

17.	Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

18.	Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter.

19.

Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

20.

Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

21.

Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

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